Transition • Values Success

NASDAQ Global Select Market Investor Update –Sterne Agee Conference

RCKB February 13, 2012

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations related to recently converted second step conversions, the peer companies include: PBNY, BRKL, OCFC, ESBF, UBNK, WFD, ESSA, BFED, NHTB, HIFS, HARL, and THRD. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

Table of Contents

Page

Why Rockville Financial 5

Infrastructure Investment 6

Recent Strategic Initiatives 10

Strategic Priorities 11

Financial Performance 14

Loans 18

Deposits 23

Asset Quality 29

Institutional Ownership 31

Appendix—Peer Analysis 33

Corporate Contacts

William H. W. Crawford, IV

President & Chief Executive Officer

Marino J. Santarelli

Executive Vice President, Chief Operating Officer

Scott C. Bechtle

Executive Vice President, Chief Risk Officer

John T. Lund

Executive Vice President, Chief Financial Officer & Treasurer

Mark A. Kucia

Executive Vice President, Commercial Banking Executive

Investor Information: Marliese L. Shaw

Vice President, Investor Relations Officer 860-291-3622 or mshaw@rockvillebank.com

Why Rockville Financial

Commercial loan growth 18.0% 3-year CAGR

Demand deposit growth 16.6% 3-year CAGR

Low cost core deposit growth 13.7% 3-year CAGR

Assets increased $72 million YTD 2011, growth was diminished by $122 million pay down of FHLB advances Q2 2011

Residential mortgage $13 million decline YTD 2011 due to intentional sales of long duration, low coupon mortgages to the secondary market for interest sensitivity purposes. Transitioning this product line to a fee based income business.

Year over year 13.4% revenue growth in Q3 2011

Strong asset quality –NCOs/average assets 0.07% YTD 2011

Strong credit review program—Third party review of commercial loan portfolio and new originations four times a year, in addition to new origination review by CRO and EVP/Commercial Banking.

Stock buybacks will become available as an option at the end of Q1 2012

Infrastructure Investment

Preparing for Prudent Growth Opportunities

As the Company prepares to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment, staff additions have been implemented in the areas of Risk Management, Compliance, Information Technology, Commercial Banking, Cash Management, Retail Banking and Treasury. Rockville Financial, Inc. additionally announced in July that Marino Santarelli joined the Company as its Chief Operating Officer. All of these staff additions were achieved without the assistance of an executive recruitment firm.

Infrastructure Investment

Recruited Experienced Management Team

Name	Title	Years in Industry	Prior Experience
William H. W. Crawford, IV	President and Chief Executive Officer	23	Wells Fargo Bank, Wachovia Bank and SouthTrust Bank
Marino J. Santarelli	Executive Vice President, Chief Operating Officer	38	Wells Fargo Bank, Wachovia Bank and United Penn Bank
Scott C. Bechtle	Executive Vice President, Chief Risk Officer	29	Florida Shores Bank, SouthTrust Bank and Bank of America (fka Barnett Banks)
John T. Lund	Executive Vice President, Chief Financial Officer	18	FDIC Examiner, Capital Markets Specialist
Mark A. Kucia	Executive Vice President, Commercial Banking	24	Liberty Bank, Mechanics Bank, BayBank, National Westminster PLC
Steve Koniecki	Senior Vice President, Information Technology and Operations Officer	30	Space Coast Credit Union, West Bank
Tammy Howe	Vice President, Operations Officer	10	Chicopee Savings Bank, West Bank
Eric Newell	Vice President, Treasury Officer	8	Alliance Bernstein, Fitch Ratings, and FDIC. CFA designation
Gina Esposito	Vice President, Branch Administration Officer	27	NewAlliance Bank

7

Infrastructure Investment

Risk Management

The Company strengthened Risk Management with the following new positions:

Name	Title	Years in Industry	Prior Experience
Jay Peters	Vice President, BSA/AML, Red Flags Officer	36	NewAlliance Bank, Webster Bank, Bank of Southern Connecticut, Dime Savings Bank
Beth Donna	Vice President, Internal Audit Manager, Enterprise Risk Management	17	NewAlliance Bank, Dime Savings Bank
Christine Keeney	Vice President, Information Security Officer	20	NewAlliance Bank, Savings Bank of Manchester
Deborah Gabinelle	Vice President, Senior Credit Risk Officer	25	Webster Bank, Fleet Bank, Federal Reserve Bank of New York
Nathan Kelley	Vice President, Credit Risk Officer	9	NewAlliance Bank, FirstFed America Bankcorp

8

Infrastructure Investment

Commercial Banking Expansion

Name	Title	Years in Industry	Prior Experience
Stephen Villecco	Senior Vice President, Regional Commercial Banking Officer	23	Headed up NewAlliance Bank's $0.5 billion Commercial and Industrial department since 1998
Thomas Reid	Senior Vice President, Commercial Banking Officer	36	Headed up NewAlliance Bank's $1.2 billion Commercial Real Estate department since 2003
Matt Proto	Vice President, Senior Commercial Banking Officer	15	Bank of Southern Connecticut and NewAlliance Bank
Raymond Kostka	Vice President, Commercial Banking Officer	32	NewAlliance Bank
Robert Landfear	Vice President, Commercial Banking Officer	17	NewAlliance Bank
Michael Kelleher	Vice President, Commercial Banking Officer	34	NewAlliance Bank
Joseph Tartaglia	Vice President, Senior Cash Management Officer	20	First Vice President, Cash Management Sales Manager NewAlliance Bank
Kristine Carlson-Koehler	Assistant Vice President, Cash Management Officer	24	NewAlliance Bank, Tolland Bank

9

Recent Strategic Initiatives

Positioning the Company for prudent future growth

• Recruited Chief Operating Officer and Chief Risk Officer

• Significantly enhanced risk management, IT/Operations, finance and retail delivery departments as the Company prepares to leverage capital

• Recruited New Alliance Bank’s heads of C&I Estate lending and Cash Management/Treasury services along with five Commercial relationship managers commercial banking staff.

• Received regulatory approval and opened New Haven County Commercial Banking Office.

• Balance sheet restructure: Liquidated $14.5 million (materially all) available for sale equity securities in June, realizing a pre-tax gain of $6.2 million and removing significant risk of market volatility from the balance sheet. Extinguished $122.2 million of FHLB debt in June with a 4.17% weighted average cost, eliminating approximately $5.4 million in annualized pre-tax interest expense. After the restructure, the Company had $51 million of remaining FHLB debt maturing in Q3 and Q4 2011 with a 3.75% weighted average cost .

• Retail organization focused on growing core deposits and reducing cost of funds

Strategic Priorities

Soundness • Complete comprehensive enterprise wide 5-year Strategic Plan with Board of Directors in Q1 2012

• Continue managing asset/liability and liquidity risk

• Continue focus on superior customer service, risk management,

asset quality and being regulatory best practice

• Continue to become the employer of choice to obtain and retain the best talent in Connecticut and to serve our communities

Profitability • Enterprise wide NIE efficiency exercise, lead by project team.

NIE/Average Assets ratio 2.44 at 9/30/11, among the best of peers

• Review branch network efficiency, de novo branch strategy, and retail delivery/residential mortgage model per strategic planning

• Achieve optimal balance between core deposit growth and total funding cost by driving more commercial DDA, municipal

deposits and low cost core deposits versus higher cost CDs

• Increase Net Interest Margin

Growth • Expand market share via organic growth in Tolland, Hartford,

New London and New Haven counties

• Execute on current commercial banking opportunity created by large in-market merger while maintaining discipline on loan

pricing and asset quality diligence

Strategic Priorities continued

Acquisitions • Management has a disciplined approach to protecting tangible book value, enhancing franchise value and on the

effective use of excess capital. At this time, Management

believes quality organic growth, share repurchases once

conversion restriction is eliminated, and dividend strategy

are a more effective path for total shareholder return.

Capital

Management • The Company is overcapitalized with a 25.80% total risk based capital ratio as of September 30, 2011

• Stock buybacks will become available as an option at the

end of Q1 2012 per State of Connecticut Department of

Banking mutual conversion banking regulations

• The Company has paid dividends for 22 consecutive

quarters, most recent a 15% increase to $0.075 per share

• At September 30, 2011 closing price was $9.48, tangible

book value was $11.32, price to tangible book value was

84%

• The Company is focused on effective and efficient use of

excess capital

Strategic Priorities continued

Employee

Engagement

• Expansion of the management team was accomplished without recruitment fees, except for CEO

• New management team members were added by personal

invitation from the CEO or executive management –We

know them…They know us… They

Customer

Experience

• Long term focus on superior customer service

• For the seventh consecutive Central News” (Conn.) have

received area’s this recognition “Best from Financial the readers every year since the paper’s annual Best of 2005.

Community Leadership

• $5.0 million contribution to the Rockville Bank Foundation in Q1 2011 in association with the conversion to a fully

public company

• The Bank and the Foundation support 343 organizations

through donations and employee volunteerism

Solid Performance Q3 2011

First Quarter of New Management and Absent of One-Time Events

Efficiency Ratio vs Peers:

63.5 63.0 63.0

62.5

(%)

62.0

Ratio 61.5 61.0

60.5

Efficiency 60.5 60.0

59.5

59.0

RCKB Peer Median

Net Interest Margin vs Peers:

3.7 3.7

3.6

(%) Margin 3.5

3.4

3.3

Interest 3.3 Net

3.2

3.1

RCKB Peer Median

Return on Average Assets vs Peers:

1.0 0.9

0.9

0.8

0.7

0.7

(%) 0.6

0.5

ROAA 0.4

0.3

0.2

0.1

0.0

RCKB Peer Median

YoY Loan Growth vs. Peers:

4.5

4.1

4.0

(%) 3.5

3.0

Growth 2.5

2.0

Loan 1.4 YoY 1.5

1.0

0.5

0.0

RCKB Peer Median

Total Assets

• Despite a difficult operating environment, we were able to grow assets at a CAGR of 7.7% through a disciplined growth strategy.

2,000,000

1,750,179 1,678,073 1,533,073 1,571,134 1,600,000 1,327,012 1,232,836 1,200,000

800,000

400,000

0

2006Y 2007Y 2008Y 2009Y 2010Y 2011Q3

Total Assets ($000)

Capital Ratios

• The Company continues to be well capitalized. At September 30, 2011, our core capital ratio was 18.60% of total adjusted tangible assets

• In addition, our Tier 1 Capital to Risk-Weighted Assets and Total Capital to Risk-Weighted Assets were 24.60% and 25.80%, respectively.

30.00%

25.80% 24.60% 25.00%

20.00% 18.60%

15.00%

10.00% 8.00% 4.00% 4.00% 5.00%

0.00%

Tier 1 Leverage Tier 1 Risk-based Total Risk-based

Rockville Financial, Inc. Requirement

Dividend History

Loan Growth

5	Year Organic Growth History, CAGR = 6.9%

Loans Annualized Receivable, net % Change Date (in thousands) From Prior Year

9/30/11 1,445,492 3%

12/31/10 1,410,498 4% 12/31/09 1,361,019 5% 12/31/08 1,291,791 16% 12/31/07 1,116,327 8% 12/31/06 1,033,355 20%

Loan Composition

Yield on loans Q3-2011: 4.93%

12/31/2010 9/30/2011 (in thousands)

Real estate loans

Residential 719,925 706,473 Commercial 489,511 562,604 Construction 78,627 55,264

Commercial business loans 130,303 131,740

Installment and collateral loans 5,921 4,562

Total loans 1,424,287 1,460,643

Net deferred loan costs and premiums 523 376 Allowance for loan losses (14,312) (15,527) Loans, net 1,410,498 1,445,492

Loan Mix – 3 Year Comparison

Loan Portfolio RCKB % Of RCKB % Of CAGR ($mm) 9/30/2008 Total 9/30/2011 Total ‘08—‘11

Real estate loans:

Residential $ 729.0 57.8% $ 706.5 48.4% -1.0% Commercial 320.3 25.4% 562.6 38.5% 20.7% Construction 98.9 7.8% 55.3 3.8% -17.6% Commercial business loans 102.3 8.1% 131.7 9.0% 8.8% Installment and collateral loans 10.2 0.8% 4.5 0.3% -23.8%

Total Loans $ 1,260.6 100.0% $ 1,460.6 100.0% 5.0%

CRE & Commercial business loans $ 422.6 33.5% $ 694.3 47.5% 18.0%

Commercial Real Estate (Q3 2011)

Type of Commercial Real Estate Loan Geographic Region

Other South New Jersey/ New England* Land 11. Other 40% Regional CRE Pennsylvania 7.10% 2.80% 11.3% Program Regional CRE North/Central South New Jersey New England* Land 5.40% Program New Jersey / Pennsylvania 7.9% 2.2% 34.40% Multi-Family 40.0% North 7.90% / Central 3.6%

8. Multi-Family 50% New Jersey Connecticut Metropolitan 7.4% 9.3% 67.00% New York Metropolitan 1.30% New York Retail 1.0% West/Upstate 14.50% New York Retail 11.30% 15.1% West / Upstate New York Owner Occupied 18.9% Office 8.40% 11.90% Industrial Office Connecticut 10.8% 8.10% Owner Occupied 59.2% Industrial 5.7% 7.5%

(Dollars in thousands) Type of Commercial Real Estate Loan

Type of Commercial Real Estate Loan Connecticut $ 332,875 Regional CRE Program $ 224,991 West / Upstate New York 106,593 Owner Occupied 42,221 Metropolitan New York 5,684 Industrial 32,027 North / Central New Jersey 52,598 Office 60,737 South New Jersey / Pennsylvania 20,148 Retail 85,126 New England* 44,706 Multi-Family 41,507 Total Commercial Real Estate Loans $ 562,604 Land 12,193 Other 63,802 Total Commercial Real Estate Loans $ 562,604

Regional Commercial Real Estate Data

Data as of September 30, 2011

• Approximately $225 million outstanding – 32 loans

• Average loan size $7.0 million

• Average LTV: 64%

• Average debt service coverage ratio: 1.69x

• Weighted average yield: 5.42%

• All loans are paying as agreed

CRE and Commercial business loan 3 Year CAGR = 18.0%

Note: Approximately $720 million of commercial and construction loans serviced by 7 commercial bankers prior to the commercial banking team expansion in Q3 2011 ($102 million per banker)

Deposit Growth

5	Year Organic Growth History, CAGR = 8.0%

Total Annualized Deposits % Change Date (in thousands) From Prior Year

9/30/11 1,297,563 9%

12/31/10 1,219,260 8% 12/31/09 1,129,108 8% 12/31/08 1,042,508 10% 12/31/07 951,038 8% 12/31/06 884,511 16%

Deposit Composition

Deposit Portfolio

Cost of total interest-bearing deposits Q3-2011: 1.03%, a decline of 13bps from 1.16% in 2010

Rockville Financial 9/30/11 12/31/10 Change

Demand and NOW 309,733 286,061 8% Regular savings 179,644 162,090 11% Money market savings 250,947 227,007 11% Club accounts 1,208 272 344% Time deposits 556,031 543,830 2% Total deposits 1,297,563 1,219,260 6%

Deposit Mix – 3 Year Comparison

Deposit Portfolio RCKB % Of RCKB % Of CAGR Double digit growth in all ($mm) 9/30/2008 Total 9/30/2011 Total ‘08—‘11 core deposit products

Demand and NOW $ 199.2 20.0% $ 309.7 23.9% 15.9% Regular savings & Club 123.9 12.4% 180.8 13.9% 13.4% Money market savings 179.0 18.0% 250.9 19.3% 11.9% Time deposits 493.4 49.6% 556.0 42.9% 4.1%

Total Deposits $ 995.5 100.0% $ 1,297.6 100.0% 9.2%

Reducing Cost of Funds ~ Growing Core Deposits

RCKB VS SNL Thrift Peer Weighted Average

Year over Year Deposit Growth

Strong Branch Franchise

RCKB’s 2011 2010-2011 Market Deposits Growth Position Address City ($000) Rate(%) in Town

1	Rt 83 & Pitkin St Vernon 154,240 18.38 1
2	341 Broad St Manchester 137,073 21.83 2
3	1645 Ellington Rd South Windsor 133,788 19.27 1
4	25 Park St Vernon Rockville 96,165 2.97 2
5	12 Main St Ellington 86,645 9.24 1
6	20 Hyde Ave Vernon 84,968 6.65 1
7	612 Main St Somers 75,331 6.12 1
8	869 Sullivan Ave South Windsor 73,523 7.37 1

9 231 Hazard Ave Enfield 70,074 14.32 2

10 1009 Hebron Ave Glastonbury 59,507 37.30 7

11 6 Fieldstone Cmns Tolland 55,330 34.81 2

12 1671 Boston Tpke Coventry 54,942 29.63 2

13 234 Tolland Tpke Manchester 51,894 0.37 2

14 275 Mountain Rd Suffield 46,233 13.16 3

15 902 Main St South Glastonbury 45,788 96.41 1

16 99 Linwood Ave Colchester 31,124 45.52 5

17 65 Palomba Dr Enfield 25,618 9.08 2

18 768 N Main St Manchester 24,456 28.68 2

19 660 Enfield St Enfield 22,667 46.21 2

20 39 Prospect Hill Rd East Windsor 20,003 51.78 4

21 67 Prospect Hill Rd East Windsor 17,808 19.36 4 21.5* 161 Nevers Rd South Windsor 62 1,450.00 1

*	Branch in High School

Deposit Market Share

Deposit Growth Potential

Deposit Market Share Summary for Connecticut

2011 2010 Institution (ST) 2011 2011 2011 Rank Rank Number of Total Total Branches Deposits in Market Market Share $0 (%)

1	1 Bank of America Corp. (NC) 167 24,269,869 24.34
2	2 Webster Financial Corp. (CT) 126 11,595,963 11.63
3	3 People’s United Financial Inc. (CT) 167 10,109,215 10.14
4	4 Wells Fargo & Co. (CA) 75 8,011,347 8.04
5	5 Toronto-Dominion Bank 80 5,456,330 5.47
6	6 First Niagara Finl Group (NY) 78 4,907,602 4.92
7	7 JPMorgan Chase & Co. (NY) 51 4,046,297 4.06
8	10 Citigroup Inc. (NY) 20 2,828,454 2.84

9 8 Liberty Bank (CT) 43 2,708,876 2.72

10 9 RBS 51 2,474,554 2.48

11 11 Santander 32 1,762,122 1.77

12 12 Union Savings Bank (CT) 29 1,565,237 1.57

13 16 First Connecticut Bancorp (CT) 19 1,368,381 1.37

14 14 Rockville Financial Inc. (CT) 22 1,367,239 1.37

15 15 Hudson City Bancorp Inc. (NJ) 9 1,292,792 1.30

Total For Institutions In Market 1,299 99,694,414

Note: Market Share is for U.S. Territories only and non-retail branches are not included.

28

Loan Quality and Reserve Levels

Rockville Financial 9/30/11 12/31/10

Non-performing loans/total loans 0.95% 0.87% Non-performing assets/total assets 0.81% 0.80% Allowance for loan losses/total loans 1.06% 1.00% Allowance for loan losses/non-performing loans 111.43% 115.79%

Solid Asset Quality Despite Tough Environment

Compares Favorably to Peers

Loan Loss Reserves / Loans vs Peers:

1.30

1.3 1.24

(%) 1.1 1.00 1.06

0.94 0.94 0.96

Loans 0.91

0.9 /

0.93

0.7 0.83 0.84 0.86 Reserves 0.5

2006Y 2007Y 2008Y 2009Y 2010Y 2011 YTD RCKB Peer Group Median

NCOs / Avg. Loans vs Peers:

0.3 0.23

0.18 0.18 (%) 0.2

0.16

Loans 0.2 0.11 0.17

. 0.1 0.06 0.07 Avg 0.04 0.04

/ 0.1 0.05

0.00 NCOs 0.0

2006Y 2007Y RCKB 2008Y 2009YPeer Group Median 2010Y 2011 YTD

Non-Performing Loans / Total Loans vs Peers:

1.3 1.4

1.4

1.2 1.1

1.0 (%) 1.0 0.9 0.9

0.8

0.8 Loans 0.6 /

0.4 0.3 0.6

0.2

NPLs 0.2 0.1

0.0 0.1

2006Y 2007Y 2008Y 2009Y 2010Y 2011 YTD 30 RCKB Peer Group Median

Institutional Ownership

Significant increase year to date

45.00%

40.00% 42.01% 38.62% 38.64% 39.21% 40.39% 35.00% 32.61% 30.00% 28.93%28.93% 25.00%

20.00%

15.00% 11.07%11.34% 10.00%

5.00%

0.00%

03/01/11 04/01/11 05/01/11 06/01/11 07/01/11

08/01/11 09/01/11 10/01/11 11/01/11 12/01/11

Institutional Ownership

The institutions that held market stock as of September 30, 2011, and that have attributed to the substantial increase in shares institutionally held are as follows:

$ Market Q3 2011 Value Pos September 30, % Holder Name Position change 2011 Outstanding Wellington 2,870,873 54,332 27,215,876 9.73 Management BlackRock Fund 1,444,340 55,409 13,692,343 4.90 Advisors The Vanguard 1,155,332 78,591 10,952,547 3.92 Group Keeley Asset 926,600 140,400 8,784,168 3.14 Management Brandywine Global 785,102 11,552 7,442,767 2.66 Invest Sandler O’Neill 656,600 96,300 6,224,568 2.23 Asset Management Gruss Asset 593,000 0 5,621,640 2.01 Management

APPENDIX

Non-Interest Expense to Average Assets Peer Comparison

NIE / Average Assets (Quarterly)—Peers

9/30/2011 6/30/2011 3/31/2011 12/31/2010 9/30/2010

Fairfield County Bank CT 3.80 3.79 3.60 4.28 3.75 Newtown Savings Bank CT 3.45 3.20 3.23 3.46 3.14 Naugatuck Savings Bank CT 3.42 3.31 3.50 3.44 3.27 SI Financial Group, Inc (SIFI) CT 3.40 3.54 3.49 3.36 3.44 SBT Bancorp, Inc (SBIB) CT 3.13 3.32 3.42 3.36 3.52 People’s United Financial, Inc (PBCT) CT 3.10 3.23 3.24 3.35 3.30 First County Bank CT 3.08 2.93 3.01 3.03 2.89 Naugatuck Valley Financial Corp (NVSL) CT 3.06 2.68 3.00 2.67 2.56 Dime Bank CT 2.92 3.01 3.22 2.95 2.73 Union Savings Bank CT 2.88 2.92 3.03 2.69 2.86 Farmington Bank CT 2.81 3.43 3.21 3.23 2.59 United Financial Bancorp, Inc. (UBNK) MA 2.74 2.85 2.77 2.76 2.73 Liberty Bank CT 2.71 2.72 2.78 2.56 2.78 Webster Financial Corporation (WBS) CT 2.70 2.80 2.85 2.78 2.85 Rockville Financial Inc (RCKB) CT 2.44 2.53 2.37 2.64 2.46 New England Bank CT 2.43 2.62 2.74 2.42 2.63 First Niagara Financial Group (FNFG) NY 2.30 2.29 2.61 2.54 2.56

Source: SNL Financial; FDIC Call Reports

Efficiency Peer Comparison

Efficiency Ratio (Quarterly) - Peers							NII %Ch QoQ
		9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	
First County Bank	CT	89.55	85.68	85.96	82.83	83.28	1.4%
SBT Bancorp, Inc (SBIB)	CT	88.13	92.38	92.69	81.17	80.71	0.1%
Farmington Bank	CT	87.80	97.61	88.13	85.95	73.63	-1.6%
SI Financial Group, Inc (SIFI)	CT	87.36	88.73	90.98	82.12	85.15	-0.2%
Newtown Savings Bank	CT	86.50	81.94	80.83	76.16	79.10	0.0%
Union Savings Bank	CT	79.13	75.61	84.65	74.57	79.94	-9.1%
Naugatuck Savings Bank	CT	78.64	79.06	82.50	79.44	73.81	2.1%
Fairfield County Bank	CT	72.30	79.62	72.22	91.91	82.24	-0.5%
United Financial Bancorp, Inc. (UBNK)	MA	69.39	72.85	73.23	70.11	67.64	0.1%
New England Bank	CT	68.25	74.76	78.37	70.38	70.50	1.5%
Liberty Bank	CT	66.91	67.71	71.83	63.85	71.94	2.1%
Naugatuck Valley Financial Corp (NVSL)	CT	66.14	69.93	83.45	66.45	67.96	9.4%
People's United Financial, Inc (PBCT)	CT	65.23	67.36	67.74	74.20	74.24	8.5%
Webster Financial Corporation (WBS)	CT	65.00	67.71	70.80	67.44	69.76	0.2%
Rockville Financial Inc (RCKB)	CT	60.54	76.64	72.13	68.27	60.60	11.6%
First Niagara Financial Group (FNFG)	NY	58.71	57.21	61.31	60.20	62.00	2.2%
Dime Bank	CT	55.28	77.35	80.52	74.96	69.82	0.1%

Rockville Financial is a significant outlier in terms of net interest income growth from 2Q11 to 3Q11

35

Peer Comparison(1)

General Information:				Profitability:				Balance Sheet:			Asset Quality:			Pricing Info:			Dividends:	
Institution	Ticker	Headquarters	Assets ($mm)	Oper. ROA (%)	Oper. ROE (%)	NIM (%)	Eff. Ratio (%)	TCE / TA (%)	Total Capital Ratio (%)	Loans / Deposits (%)	LLR / Loans (%)	Adj Texas Ratio (%)	NPAs / Assets (%)	Market Cap ($mm)	11/2/2011 Stock Price ($)	Price / Tang. Book (X)	Div. Yield (%)	Current Annual Div. ($)
Rockville Financial, Inc.	**RCKB**	**Vernon Rockville, CT**	**1,750**	**0.23**	**1.39**	**3.29**	**87.10**	**19.11**	**25.80**	**112.76**	**1.06**	**3.98**	**0.81**	**295**	**9.98**	**0.88**	**2.61**	**0.26**
Peer Group:																		
Provident New York Bancorp	PBNY	Montebello, NY	3,137	0.63	5.90	3.13	59.61	8.94	13.76	74.37	1.93	3.36	0.28	87	13.80	0.76	1.45	0.20
Brookline Bancorp, Inc. (2)	BRKL	Brookline, MA	3,115	1.00	5.94	3.72	48.96	14.66	17.88	119.91	1.19	0.00	0.00	471	7.97	1.05	4.27	0.34
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,282	0.87	9.68	2.68	55.73	9.46	15.67	95.63	1.42	6.44	0.67	249	13.19	1.15	3.03	0.40
ESB Financial Corporation	ESBF	Ellwood City, PA	2,007	0.48	3.16	2.78	75.12	7.21	27.99	55.98	1.09	8.97	0.67	168	11.27	1.21	1.77	0.20
United Financial Bancorp, Inc.	UBNK	West Springfield, MA	1,607	0.63	9.77	2.23	64.08	13.65	12.57	93.48	0.63	1.63	0.22	56	14.84	0.98	5.12	0.76
Westfield Financial, Inc.	WFD	Westfield, MA	1,263	1.14	15.40	3.50	40.33	18.19	13.40	75.58	0.88	5.11	0.96	100	47.00	1.24	2.13	1.00
ESSA Bancorp, Inc.	ESSA	Stroudsburg, PA	1,097	0.79	8.34	3.01	73.75	14.59	13.09	117.07	1.35	1.50	0.86	67	11.60	1.13	4.48	0.52
Hingham Institution for Savings	HIFS	Hingham, MA	1,086	0.90	9.81	3.57	57.21	7.40	15.91	110.93	1.42	47.99	4.56	241	12.78	1.12	3.76	0.48
Beacon Federal Bancorp, Inc.	BFED	East Syracuse, NY	1,071	0.40	2.75	3.65	72.99	10.62	13.94	113.26	1.63	41.71	4.97	263	6.94	0.99	3.46	0.24
New Hampshire Thrift Bancshares, Inc.	NHTB	Newport, NH	1,041	0.46	4.25	3.71	70.61	5.85	17.61	91.10	1.86	34.85	2.30	55	19.40	0.75	1.03	0.20
Harleysville Savings Financial Corp	HARL	Harleysville, PA	836	0.69	4.84	3.46	71.63	6.83	16.39	99.50	0.96	18.25	1.48	252	15.93	1.15	2.26	0.36
TF Financial Corporation	THRD	Newtown, PA	695	0.47	2.62	2.69	74.47	10.56	17.76	93.41	1.30	4.74	0.55	195	7.07	0.27	3.39	0.24
Average:				**0.71**	**6.87**	**3.18**	**63.71**	**10.66**	**16.33**	**95.02**	**1.31**	**14.55**	**1.46**			**0.98**	**3.01**	**0.41**
Median:				**0.66**	**5.92**	**3.30**	**67.34**	**10.01**	**15.79**	**94.56**	**1.32**	**5.78**	**0.77**			**1.08**	**3.21**	**0.35**

Note: Data through YTD 9/30/11, unless otherwise noted and has been annualized where applicable. NPAs and Loan 90 Days Past Due are adjusted for covered assets
Pricing data as of 11/2/11. DNBK has been removed due to merger with PBCT. Data at bank level where information was unavailable at parent level
(1) Peer group companies selected by independent appraisal firm during second step conversion
(2) Data as of YTD 6/30/11

36

Recently Converted Second Step Conversions

- Second step conversions since January 1, 2010 with gross proceeds greater than $20mm

General Information				Offering Information and Pro Forma Data						Price Change Since IPO (%)				At Ann.
Company Name	Ticker	ST	IPO Date	Gross Proceeds ($000)	Point in Range	Tg. Eq. / Assets (%)	Price / Tg. Bk. (%)	Charit. Fndn?	1 Day (%)	1 Month (%)	3 Month (%)	Last Close (%)	NPAs / Assets (%)
Second Step Conversions													
1 Naugatuck Valley Financial Corporation	NVSL	CT	6/30/11	33,384	Mid-Max	13.4	70.1	NO	(1.3)	1.9	(1.8)	(6.9)	2.18
2 Rockville Financial, Inc.	RCKB	CT	3/4/11	171,099	Supermax	17.8	92.2	YES	6.0	5.0	(5.6)	(0.2)	1.07
3 Alliance Bancorp, Inc. of Pennsylvania	ALLB	PA	1/18/11	32,585	Mid-Max	17.0	66.8	NO	10.0	11.9	10.8	2.7	3.19
4 SI Financial Group, Inc.	SIFI	CT	1/13/11	52,356	Min-Mid	13.0	69.9	YES	15.9	17.5	25.0	11.1	0.97
5 Capitol Federal Financial, Inc.	CFFN	KS	12/22/10	1,181,500	Minimum	21.0	83.9	YES	16.5	16.0	14.0	9.9	0.71
6 Heritage Financial Group, Inc.	HBOS	GA	11/30/10	65,918	Min-Mid	16.3	74.3	NO	2.5	25.0	31.2	5.5	2.35
7 Kaiser Federal Financial Group, Inc.	KFFG	CA	11/19/10	63,750	Minimum	15.7	66.3	NO	(0.1)	(0.4)	37.2	21.3	3.54
8 Colonial Financial Services, Inc.	COBK	NJ	7/13/10	22,950	Minimum	11.0	64.7	NO	0.5	(2.6)	(2.8)	22.5	1.77
9 Oneida Financial Corp.	ONFC	NY	7/7/10	31,500	Midpoint	9.3	97.8	NO	(6.3)	(1.3)	(6.8)	12.5	0.41
10 ViewPoint Financial Group, Inc.	VPFG	TX	7/7/10	198,573	Min-Mid	14.6	93.9	NO	(5.0)	(3.0)	(7.0)	28.9	0.61
11 Fox Chase Bancorp, Inc.	FXCB	PA	6/29/10	87,125	Minimum	16.0	72.6	NO	(4.1)	(1.8)	(4.0)	26.3	2.84
12 Oritani Financial Corp.	ORIT	NJ	6/24/10	413,632	Mid - Max	25.8	90.6	NO	3.1	(0.9)	(2.5)	29.8	2.62
13 Eagle Bancorp Montana, Inc.	EBMT	MT	4/5/10	24,643	Mid - Max	15.7	81.1	NO	5.5	4.0	(2.8)	(0.2)	0.46
					Average:	15.9	78.8		3.3	5.5	6.5	12.6	1.75
					Median:	15.7	74.3		2.5	1.9	-2.5	11.1	1.77

37

Note: Charter Financial Corp. (MHC) not included in above analysis due to unique structure as an incremental MHC offering

Source: SNL Financial, pricing as of 11/2/11

Recently Converted Second Step Conversions (cont.)

General Information: Profitability: Balance Sheet: Asset Quality: Pricing Info: Dividends: Total Adj 11/2/2011 Price / Current Oper. Oper. Eff. TCE / Capital Loans / LLR / Texas NPAs / Market Stock Tang. Div. Annual Assets ROA ROE NIM Ratio TA Ratio Deposits Loans Ratio Assets Cap Price Book Yield Div.

Institution Ticker Headquarters ($mm) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) ($mm) ($) (X) (%) ($)

Rockville Financial, Inc. RCKB Vernon Rockville, CT 1,750 0.23 1.39 3.29 87.10 19.11 25.80 112.76 1.06 3.98 0.81 295 9.98 0.88 2.61 0.26 Peer Group:

Capitol Federal Financial, Inc. CFFN Topeka, KS 9,451 0.41 2.20 1.84 47.65 20.52 37.64 114.91 0.30 1.80 0.37 1,841 10.99 0.95 2.73 0.30 Northwest Bancshares, Inc. NWBI Warren, PA 7,989 0.81 5.25 3.67 58.93 12.70 22.31 94.93 1.33 0.00 0.00 1,193 12.23 1.20 3.60 0.44 ViewPoint Financial Group, Inc. VPFG Plano, TX 3,235 0.77 5.40 2.84 69.52 12.55 16.98 89.57 0.89 4.46 0.58 442 12.89 1.09 1.55 0.20 Oritani Financial Corp. ORIT Township of Wash., NJ 2,622 1.14 4.93 3.42 35.77 20.09 23.65 127.00 1.56 4.33 0.92 614 12.98 1.17 3.85 0.50 Fox Chase Bancorp, Inc. FXCB Hatboro, PA 1,031 0.46 2.41 2.98 63.42 19.14 24.28 99.13 1.90 9.78 1.99 174 12.63 0.88 0.63 0.08 Heritage Financial Group, Inc. HBOS Albany, GA 1,103 0.35 2.70 3.35 88.58 10.81 21.40 62.93 1.22 1.50 1.92 92 10.55 0.78 1.14 0.12 SI Financial Group, Inc. SIFI Willimantic, CT 945 0.23 1.70 2.97 88.95 13.38 22.62 89.66 0.84 6.39 0.89 94 8.89 0.75 1.35 0.12 Kaiser Federal Financial Group, Inc. KFFG Covina, CA 915 0.93 5.19 3.47 60.99 17.04 21.87 111.78 1.49 13.32 2.42 117 12.13 0.75 1.98 0.24

Oneida Financial Corp. ONFC Oneida, NY 678 0.81 6.15 3.42 79.39 9.43 15.32 52.28 1.07 8.16 0.78 61 9.00 0.99 5.33 0.48 Colonial Financial Services, Inc. (1) COBK Vineland, NJ 601 0.47 3.96 3.01 70.49 11.95 18.93 60.68 1.31 13.49 1.70 51 12.25 0.71 0.00 0.00 Naugatuck Valley Financial Corporation NVSL Naugatuck, CT 580 0.38 3.26 3.51 71.31 14.16 16.48 120.28 1.79 19.20 3.01 52 7.45 0.63 1.61 0.12

Alliance Bancorp, Inc. of Pennsylvania ALLB Broomall, PA 460 0.15 0.86 3.35 71.08 18.25 22.24 78.61 1.42 19.36 3.05 56 10.27 0.67 1.95 0.20

Eagle Bancorp Montana, Inc. EBMT Helena, MT 336 0.51 3.23 3.66 74.32 15.90 19.70 89.39 0.81 0.00 0.00 39 9.98 0.73 2.86 0.29

Average: 0.57 3.63 3.19 67.72 15.07 21.80 91.63 1.23 7.83 1.36 0.87 2.20 0.24 Median: 0.47 3.26 3.35 70.49 14.16 21.87 89.66 1.31 6.39 0.92 0.78 1.95 0.20

Note: Data through YTD 9/30/11, unless otherwise noted and has been annualized where applicable. NPAs and Loan 90 Days Past Due are adjusted for covered assets CFFN & NWBI have also been included due to their large 2nd step offerings relative to peers Pricing data as of 11/2/11. Data at bank level where information was unavailable at parent level

(1)	Data as of YTD 6/30/11